Acquisitions	12 Months Ended
Dec. 31, 2011
Acquisitions
Q.	Acquisitions

On December 30, 2011, the company acquired a dispensing caps and closures manufacturer serving the food, home and garden, and beauty and personal care packaging markets. The company will extend these dispensing closure solutions across its global packaging platform. The purchase price of this acquisition was $71 million. The total purchase price was allocated based on the fair values of the assets acquired and liabilities assumed including identifiable intangible assets totaling $19 million that are being amortized over a period of 3 to 15 years and goodwill of $30 million. The results of operations from the date of this acquisition are included in the Food & Beverage and Home, Health & Beauty segments. This acquisition did not have a material effect on the company’s consolidated financial statements and as such, pro forma results for this acquisition are not presented.

On November 30, 2010, the company acquired a trigger sprayer manufacturer to enhance its global home and garden business. The purchase price of this acquisition was $60 million. The total purchase price was allocated based on the fair values of the assets acquired and liabilities assumed including identifiable intangible assets totaling $18 million that are being amortized over a weighted-average amortization period of 10 years and goodwill of $19 million. The results of operations from the date of this acquisition are included in the Home, Health & Beauty segment. This acquisition did not have a material effect on the company’s consolidated financial statements and as such, pro forma results for this acquisition are not presented.